UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2024

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-284-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange
4.850% Senior Notes Due 2027	JEF 27A	New York Stock Exchange
5.875% Senior Notes Due 2028	JEF 28	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF 32A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on March 28, 2024, at our Annual Meeting of Shareholders, our shareholders approved an amendment to the Jefferies Financial Group Inc. Equity Compensation Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan. The material terms of the Plan are summarized on pages 69 through 73 of our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 16, 2024, which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

Jefferies Financial Group Inc. (“we” or “our”) held our Annual Meeting of Shareholders on March 28, 2024.

Our director nominees were re-elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	162,051,081	9,537,627	216,308	19,349,326
Robert D. Beyer	127,629,827	43,938,488	236,701	19,349,326
Matrice Ellis Kirk	165,605,879	5,996,648	202,489	19,349,326
Brian P. Friedman	169,835,461	1,722,937	246,618	19,349,326
MaryAnne Gilmartin	137,932,705	33,618,843	253,468	19,349,326
Richard B. Handler	170,100,794	1,466,120	238,102	19,349,326
Thomas W. Jones	162,799,268	8,786,057	219,691	19,349,326
Jacob M. Katz	167,459,729	4,122,839	222,448	19,349,326
Michael T. O’Kane	137,489,332	34,095,328	220,356	19,349,326
Joseph S. Steinberg	167,132,856	4,475,028	197,132	19,349,326
Melissa V. Weiler	138,106,620	33,468,332	230,064	19,349,326

Our shareholders approved, on a non-binding advisory basis, our executive-compensation program. Voting results were as follows:

Number of Shares
For	121,804,785
Against	47,859,725
Abstain	2,140,506
Broker Non-Votes	19,349,326

Our shareholders approved the amendment to our Equity Compensation Plan. Voting results were as follows:

Number of Shares
For	162,365,443
Against	7,268,133
Abstain	2,171,440
Broker Non-Votes	19,349,326

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending November 30, 2024. Voting results were as follows:

Number of Shares
For	190,527,097
Against	497,631
Abstain	129,614

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit Number	Description

99.1	Equity Compensation Plan, as amended and restated on March 28, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2024	JEFFERIES FINANCIAL GROUP INC.

/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and General Counsel